EXHIBIT 32.1

Certification of Chief Executive Officer and Chief Financial Officer
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Joseph Sierchio, Acting Interim President and Chief Executive Officer of Janus Resources, Inc. (the “Company”), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.
The Annual Report on Form 10-K of Janus Resources, Inc. for the year ended December 31, 2012 (the “Report”) which this certification accompanies, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934: and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Janus Resources, Inc.

	/s/ Joseph Sierchio	Dated: April 1, 2013
By:	Joseph Sierchio
Title:	Acting Interim President and Chief Executive Officer, Principal Executive Officer and Director

I, Janet Bien, Chief Financial Officer of Janus Resources, Inc. (the “Company”), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.
The Annual Report on Form 10-K of Janus Resources, Inc. for the year ended December 31, 2012 (the “Report”) which this certification accompanies, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934: and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Janus Resources, Inc.

	/s/ Janet Bien	Dated: April 1, 2013
By:	Janet Bien
Title:	Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer

This certification accompanies this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.